UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2011

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 West Pike Street, Jackson Center, Ohio	45334-0629
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 596-6849

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Thor Industries, Inc. (the “Company”) held its 2011 annual meeting of stockholders (the “Annual Meeting”) on December 13, 2011. At the Annual Meeting, there were 52,244,381 shares of common stock of the Company present in person or by proxy and entitled to vote. The Company’s stockholders were asked to vote on four proposals: (1) the election of two directors, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2012, (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers and (4) the frequency, on an advisory basis, of the advisory stockholder vote to approve the compensation of the Company’s named executive officers.

Proposal #1 – Election of Directors. The stockholders elected two nominees, J. Allen Kosowsky and Jan H. Suwinski, as Class A directors to hold office until the 2014 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the following vote:

Nominee	For	Withheld	Broker Non-Votes
J. Allen Kosowsky	42,641,418	7,001,888	2,601,075
Jan H. Suwinski	48,214,706	1,428,600	2,601,075

The Class B directors are Peter B. Orthwein and James L. Ziemer; their terms expire at the 2013 annual meeting of stockholders. The Class C directors are Andrew E. Graves, Alan Siegel and Geoffrey A. Thompson; their terms expire at the 2012 annual meeting of stockholders.

Proposal #2 – Ratification of Deloitte & Touche LLP. The stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2012, by the following vote:

For	Against	Abstentions	Broker Non-Votes
50,510,929	1,723,090	10,362	0

Proposal #3 – Advisory Vote to Approve Compensation of Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following vote:

For	Against	Abstain	Broker Non-Votes
48,031,574	1,551,973	59,759	2,601,075

Proposal #4 – Advisory Vote on Frequency of Advisory Stockholder Vote to Approve Compensation of Named Executive Officers. The stockholders recommended, on an advisory basis, that the Company hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis, by the following vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
44,413,482	244,308	4,919,993	65,523	2,601,075

Based on the results of the advisory stockholder vote, and consistent with the recommendation of the Board of Directors of the Company (the “Board”), the Board has determined that the Company will hold an advisory vote on executive compensation on an annual basis until the next advisory vote on the frequency of stockholder votes on executive compensation, which is required at least once every six years.

Item 8.01	Other Events.

On December 13, 2011, the Board appointed James L. Ziemer as Chair of the Audit Committee of the Board and Jan H. Suwinski as Chair of the Human Resources and Compensation Committee of the Board (“HRCC”). The composition of the committees did not change. The Board also approved an annual retainer of $20,000 for the Chair of the HRCC and an annual retainer of $10,000 for the Chair of the Corporate Governance and Nominating Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: December 19, 2011	By:	/s/ GEORGE J. LAWRENCE
	Name:	George J. Lawrence
	Title:	Senior Vice President, General Counsel and Corporate Secretary